Plant and Equipment (Tables) (PREMA LIFE PTY. LTD)	12 Months Ended
Jun. 30, 2020
PREMA LIFE PTY. LTD. [Member]
Schedule of Plant and Equipment

Plant and equipment at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Cost:
Plant and equipment	$-	$37,302
Furniture and fittings	-	26,326
Office equipment	-	55,012
Manufacturing equipment	-	92,252
	-	210,892
Less: accumulated depreciation	-	(148,251)
Foreign exchange translation	-	(7,544)
Plant and equipment, net	$-	$55,097